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                                                                    EXHIBIT 23.9

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the registration statement on Form S-1 (File No. 33-60403) of our report dated April 15, 1996, on our audits of the financial statements and financial statement schedules of COMFORCE Corporation. We also consent to the reference to our firm under the caption "Experts."


                                /s/ COOPERS & LYBRAND L.L.P.

Chicago, Illinois
February 3, 1997